                                                                    Exhibit 23.2
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of CAIS Internet, Inc. on Form S-8 of our report dated October 22, 1999 on the financial statements of ATCOM, Inc. appearing in the Form 8-K/A of CAIS Internet, Inc. dated November 12, 1999.


/S/ DELOITTE & TOUCHE LLP
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San Diego, California
November 19, 1999